SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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THE CALDWELL & ORKIN FUNDS, INC.
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THE CALDWELL & ORKIN FUNDS, INC.
5185 Peachtree Parkway
Suite 370
Norcross, Georgia 30092

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ___________, 2008

To the Shareholders of The Caldwell & Orkin Funds, Inc.:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc. (the “Fund”), will be held at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092 on __________, 2008 at ________, Eastern Time, for the following purposes:

1. To approve an amendment to the management agreement with C&O Funds Advisor, Inc. (the “Manager”); and

2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Directors of the Fund have fixed the close of business on __________, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.  AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THE PROXY CARD.

By Order of the Directors,

/s/ Michael B. Orkin
Michael B. Orkin
President

Norcross, Georgia
Dated: ____________, 2008

THE CALDWELL & ORKIN FUNDS, INC.
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

____________, 2008

INTRODUCTION

This Proxy Statement is being furnished to shareholders of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc., a Maryland corporation (the “Fund”), in connection with the solicitation of proxies from the Fund’s shareholders by the Board of Directors of the Fund (the “Board”) to be voted at a Special Meeting of Shareholders (the “Meeting”), and at any and all adjournments thereof. The Meeting will be held at be held at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092, on ____________, 2008, at _______, Eastern Time, or at such other place and/or time as the Board may determine. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Fund not less than ten days prior to the Meeting.  Copies of this Proxy Statement were first mailed to shareholders of the Fund on or about ____________, 2008.

The Board has fixed the close of business on ____________, 2008 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record of the Fund as of the Record Date will be entitled to one vote for each share held and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote, with no shares having cumulative voting rights. As of ____________, 2008, the Fund had issued and outstanding _________________ shares of common stock.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions thereon or otherwise as provided therein. Unless instructions to the contrary are marked thereon, proxies will be voted in favor of the proposal referred to on the form of proxy, and in accordance with the discretion of the proxy holders on any other matter that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of the Fund either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his proxy in person.

One third of the Fund’s outstanding shares on the Record Date constitutes a quorum and must be present, in person or by proxy, to transact business at the Meeting. If a quorum is not present at the Meeting, the meeting may be adjourned to permit further solicitations of proxies upon an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present and will not have an effect on the outcome of a vote on adjournment. In addition, abstentions and broker non-votes will not be voted for any proposal and, as a result, will be a vote against any proposal where the required vote is a percentage of the shares outstanding. Therefore, with respect to Proposal 1, abstentions and broker non-votes have the effect of a vote “against” such proposal.

GENERAL INFORMATION

Set forth below is a summary of important information regarding the management, administration and share ownership of the Fund. The proposal to be voted upon is described after this summary information.

Management. The Fund is managed by C&O Funds Advisor, Inc. (the “Manager”), subject to the oversight of the Fund’s Board. The principal executive officers of the Fund and their principal occupations for at least the past five years are set forth directly below. Unless otherwise noted, the address of each executive officer is 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092.

Michael B. Orkin, President.* Mr. Orkin is the Chief Executive Officer and sole shareholder of Caldwell & Orkin, Inc., where he has been a portfolio manager since 1985. Mr. Orkin is also President of C&O Funds Advisor, Inc. and has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992. He is President, Chief Executive Officer and Chairman of the Investment Policy committee. Mr. Orkin was formerly an assistant portfolio manager with Pacific Equity Management, as well as an analyst for both Oppenheimer Capital Corporation and Ned Davis Research. Mr. Orkin is a Chartered Financial Analyst. Mr. Orkin is 49 years old.

William C. Horne, Treasurer and Chief Compliance Officer.* Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc. Prior to joining Caldwell & Orkin, Inc. in November, 1996, Mr. Horne was a Corporate Financial Analyst for Sivaco Wire Group, Atlanta, GA, and U.S. Operations Controller for Atex, Inc., Atlanta, GA. Mr. Horne is 50 years old.

David R. Bockel, Secretary and Assistant Treasurer.* Mr. Bockel is an Assistant Portfolio Manager for Caldwell & Orkin, Inc. Prior to joining Caldwell & Orkin, Inc. in March, 2000, Mr. Bockel was a Client Service Representative at Fidelity National Bank in Atlanta, GA. Mr. Bockel is 31 years old.

An “*” by an individual’s name denotes an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Adviser. C&O Funds Advisor, Inc. is the investment adviser to the Fund and manages the Fund’s investment portfolio on a daily basis, subject to review by the Board. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc.  Mr. Orkin is the sole owner and director of Caldwell & Orkin, Inc. He also serves as the sole director of the Manager.  Caldwell & Orkin, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and has funds under management of approximately $308 million as of July 31, 2008, including assets held by the Fund. The Manager is an independent investment counsel firm with its offices located at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092.  Certain members of the Board of the Fund and certain of the Fund’s officers serve as officers and employees of the Manager.

Other Service Providers. IFS Fund Distributors, Inc. (the “Distributor”) is the principal underwriter of the Fund under a Distribution Agreement. The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund. The Distributor’s principal office is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Accounting and transfer agency services are provided to the Fund by JP Morgan (formerly, Integrated Investment Services, Inc.) the principal address of which is 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202. J.P. Morgan Chase Bank, N.A. (the “Custodian”), the principal address of which is 1111 Polaris Parkway, Suite 2N, Columbus, Ohio 43240, acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest on the Fund’s investments.

Security Ownership.  Information regarding the ownership of shares of the Fund by Fund management (directors and executive officers) and persons known to be record and beneficial owners of more than 5% of the outstanding shares of common stock of the Fund as of July 31, 2008, is set forth in the following tables.

Security Ownership by Certain Beneficial Owners (as of July 31, 2008)

Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 101 Montgomery Street San Francisco, CA 94104	2,624,111.830	24.93%

National Financial Services FBO Our Customers 200 Liberty Street New York, NY 10281	2,424,486.240	23.20%

Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	1,079,799.290	10.33%

Prudential Investment Management Services 100 Mulberry Street Academy, NJ 07102	560,230.990	5.36%

Security Ownership of Management (as of July 31, 2008)

Name and Address of Beneficial Owner	Number of Shares		Percent of Fund
Michael B. Orkin, Director, President 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092	219,950.219	(1)	2.09%

Frederick T. Blumer, Independent Director, Chairman 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092	12,166.062	(2)	0.12%

David L. Eager, Independent Director 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092	1,565.518	(3)	0.01%

James L. Underwood, Independent Director 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092	2,321.333	(4)	0.02%

David R. Bockel, Secretary, Assistant Treasurer 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092	105.708	(5)	0.00%

William C. Horne, Treasurer, Chief Compliance Officer 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092	1,231.470	(6)	0.01%

(1)
These shares consist of the following: 163,405.372 shares directly owned by Mr. Orkin, 10,912.794 shares owned by Mr. Orkin through his individual retirement account, 7,329.619 shares held by The Michael and Judy Orkin Foundation, and 38,302.434 held in trust or custodial accounts for Mr. Orkin’s children with Mr. Orkin as trustee or custodian.  Additionally, Mr. Orkin owned and/or controlled 38,584.717 shares through Caldwell & Orkin, Inc.’s 401(k) Plan as of the Plan’s December 31, 2007 valuation.

(2)
These shares consist of 7,920.958 shares owned by Mr. Blumer in his individual retirement account, 4,217.377 shares owned jointly with his wife, and 27.727 shares held in a custodial account for Mr. Blumer’s child with Mr. Blumer as custodian.

(3)	These shares are owned directly by Mr. Eager.

(4)	These shares are owned directly by Mr. Underwood.

(5)	These shares are owned directly by Mr. Bockel. Additionally, Mr. Bockel owned 850.258 shares through Caldwell & Orkin, Inc.’s 401(k) Plan as of the Plan’s December 31, 2007 valuation.

(6)	These shares are owned directly by Mr. Horne. Additionally, Mr. Horne owned 4,224.663 shares through Caldwell & Orkin, Inc.’s 401(k) Plan as of the Plan’s December 31, 2007 valuation.

SHAREHOLDERS MAY REQUEST COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY WRITING TO THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND, 5185 PEACHTREE PARKWAY, SUITE 370, NORCROSS, GEORGIA 30092, OR BY CALLING TOLL-FREE 1-800-237-7073. SHAREHOLDERS MAY ALSO ACCESS COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY VISITING THE FUND’S WEBSITE AT WWW.CALDWELLORKIN.COM.

Ownership in Fund Affiliates.  None of the Independent Directors beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or the Fund’s underwriter.

PROPOSAL 1:  Approval of the Proposed Amendment to the Fund’s Management Agreement.

C&O Funds Advisor, Inc. provides investment management services to the Fund pursuant to its management agreement with the Fund dated November 16, 1993, as amended October 4, 2006 (the “Management Agreement”), a copy of which is attached hereto as Exhibit A.  An amendment to the Management Agreement to permit the Board of Directors of the Fund to pay compensation to the Fund’s chief compliance officer out of the assets of the Fund was submitted to a vote of the Fund’s shareholders and approved on October 4, 2006.

At a meeting of the Board of Directors of the Fund on June 18, 2008, the Board, including all of the directors who are not interested persons of the Fund or the Manager (the “Independent Directors”), unanimously resolved to submit an amendment to the Management Agreement (the “Proposed Amendment”) to the shareholders of the Fund for their approval. If approved, the Proposed Amendment will become effective as of the date of the Meeting. The Board recommends that the shareholders vote for approval of the Proposed Amendment, as further described below.

Current Management Agreement.

Under the Management Agreement, the Manager is responsible for furnishing management and investment advisory services to the Fund, including, without limitation, performing administrative services necessary for the operation of the Fund and managing the Fund’s portfolio.

Under the Management Agreement, the Manager receives monthly compensation at an annual rate that varies according to the assets of the Fund. The annual rate is determined as follows: (i) 0.90% of the Fund’s average daily net assets up to $100 million; (ii) 0.80% of the Fund’s average daily net assets in excess of $100 million but not more than $200 million; (iii) 0.70% of the Fund’s average daily net assets in excess of $200 million but not more than $300 million; (iv) 0.60% of the Fund’s average daily net assets in excess of $300 million but not more than $500 million; and (v) 0.50% of the Fund’s average daily net assets in excess of $500 million. The Manager’s compensation is calculated and accrued daily and paid monthly. During the fiscal year ended April 30, 2008, the aggregate fee amount paid by the Fund to the Manager was $1,659,872.

The Management Agreement includes an expense cap (the “Expense Cap”) under which the Manager will reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets. The Management Agreement, which may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, currently is in effect for a term ending June 30, 2009. The Management Agreement may be continued in effect from year to year, in accordance with its terms, provided such continuance is approved at least annually by the Board, including a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund.

The Board last considered the renewal of the Management Agreement at an in-person meeting at the office of Caldwell & Orkin, Inc., Norcross, Georgia on June 18, 2008.  Prior to the meeting, the Independent Directors and their independent legal counsel requested and received (i) a memorandum from Paul, Hastings, Janofsky & Walker LLP (legal counsel to the Manager and the Fund) regarding the issues and legal standards the Board should consider in evaluating whether to renew the Management Agreement; and (ii) a memorandum from the Manager to the Board which included, among other things, the Manager’s Form ADV; information about the Fund’s personnel, policies and financial circumstances; data regarding the Fund’s performance record and the performance records of a selection of the Fund’s peers; and information about the Fund’s expense ratio and management fees, and the expense ratios, management fees and other expense of a selection of the Fund’s peers.

The Independent Directors and their independent legal counsel met without members of management present to review the materials presented, and to discuss the investment management and administrative services provided by the Manager to the Fund, the income and expenses of the Manager related to the Fund and related information about the Fund. The Independent Directors and their independent legal counsel also met with management of the Manager in their consideration of renewal of the Management Agreement. Throughout the deliberation process, the Independent Directors were advised by their counsel.

As a part of their evaluation process, the Independent Directors considered various factors they determined to be relevant, including the material factors detailed below. None of the factors was a sole determining factor; rather, consideration of all the factors formed the basis for the Independent Directors’ decision. The material factors considered by the Independent Directors included, without limitation, the following:

(i)  The nature, extent, and quality of the services provided by the Manager. In this regard, the Board reviewed the services being provided by the Manager to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (other than the Fund’s chief compliance officer) without additional compensation. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Manager were satisfactory and adequate for the Fund.

(ii)  The investment performance of the Fund and Manager. In this regard, the Board compared the performance of the Fund with the performance of a benchmark index and comparable funds managed by other advisers. In particular, the Board noted the Fund’s absolute and relative performance during the calendar and fiscal year ended December 31, 2007 and April 30, 2008, respectively, which performance exceeded the performance of the S&P 500 by a significant margin. The Board also considered the consistency of the Manager’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund and the Manager’s separate accounts. The Board highlighted in its discussion that the Fund continued to achieve its results while maintaining a lower statistical risk profile than the market and with price movements that correlated little with those of the S&P 500. Following further discussion, the Board concluded that the investment performance of the Fund and Manager was satisfactory.

(iii)  The costs of the services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. In this regard, the Board considered the Manager’s staffing, personnel and methods of operating; the financial condition of the Manager and the level of commitment to the Fund and the Manager by the principals of the Manager; the asset levels of the Fund; and the overall expenses of the Fund. The Board noted and discussed the Fund’s Expense Cap and the interpretive issue discussed below regarding the treatment of transaction costs paid by the Fund on account of securities sold short for purposes of the Expense Cap. The Board also considered potential benefits for the Manager in managing the Fund, including promotion of the Manager’s name, the ability for the Manager to place small accounts into the Fund, and the potential for the Manager to generate “soft dollars” (commission dollars used to purchase research and brokerage services) from Fund trades that may benefit the Manager’s clients other than the Fund. The Board then compared the fees and expenses of the Fund (including the management fee) to other funds similar to the Fund in terms of the type of fund, the style of investment management (including, in particular, the use of short selling as part of the Fund’s principal investment strategy) and the nature of the investment strategy and markets invested in by the Fund, among other factors. The Board noted that the Manager’s fees were generally lower than other funds employing long-short strategies. The Board noted also that the Fund’s expense ratio was among the lowest for funds with comparable objectives and strategies. The Board also noted that in light of the Fund’s active and disciplined investment strategy, a higher fee to the Manager would be more in line with fees charged by other funds with similar strategies and the time and personnel resources spent by the Manager in the management of the Fund’s portfolio.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Manager by the Fund were fair and reasonable.

(iv)  The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Manager, the Fund’s fee arrangements with other service providers, and the Expense Cap. The Board considered the Fund’s fee level break points, and noted that the Fund’s shareholders benefit from economies of scale as the Manager’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Board determined that the Fund’s fee arrangements with the Manager reflect economies of scale for the benefit of Fund shareholders.

Based upon its evaluation of the information, materials and factors detailed above, the Board, including all of the Independent Directors, concluded: (i) that the terms of the Management Agreement were fair and reasonable in light of the nature and quality of services performed by the Manager for the Fund, subject to the proposed amendment discussed below; (ii) that they were satisfied with the Manager’s services, personnel and investment strategy and performance; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Management Agreement.

     Proposed Amendment to Management Agreement.

Section (c) of Article III of the Management Agreement currently provides, among other things, that the Manager shall reimburse the Fund to the extent necessary to prevent the Fund’s “annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets. ” At its June 18, 2008 meeting and a subsequent meeting held on June 26, 2008, the Board observed that the Fund’s total annual fund operating expenses for the fiscal year ending April 30, 2008 exceeded 2.0% if those operating expenses include the Fund’s expenses for interest and dividends related to securities sold short. The Fund’s financial statements for the fiscal year ending April 30, 2008 reflect total expenses for the year of 2.28% of average net assets including 1.02% of dividend expenses on securities sold short and 0.18% of interest. Those total expenses would have been 1.08% of average net assets excluding those dividend and interest expenses.

When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security.  The Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by any Fund service provider but instead are in effect transaction costs associated with the execution of portfolio transactions and the holding of such securities, in this case securities sold short. Dividend expenses of the Fund vary depending on whether the Fund sells securities short, whether the securities sold short pay dividends, and the amount and timing of any such dividends.

The Fund will incur other transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. Until the Fund closes out a short position, it is obligated to pay the lender from which it borrowed the security sold short interest that accrues during the period of the loan.  The Fund may also incur interest expense in connection with other permitted borrowings, including to maintain liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.

At its June 2008 meetings, the Board discussed at length with the Manager and with the Board’s and Fund’s and Manager’s legal counsel whether transaction costs such as dividends on securities sold short and interest expenses were subject to the Expense Cap.  Based on the factors discussed below, the Board concluded that although the Expense Cap, as originally drafted in 1993 at a time when the Fund did not engage in short sales, did not contemplate short sales of securities and therefore did not explicitly exclude transaction costs associated with short sales of securities from the description of “annual ordinary operating expenses” of the Fund, it was the clear intention of the Manager and the Board in implementing the Expense Cap to exclude portfolio transaction costs such as brokerage commissions (which are explicitly excluded), interest and dividends on securities sold short from the Expense Cap.  The Board has therefore concluded that for purposes of the Management Agreement and Expense Cap, expenses related to the execution of the Fund’s portfolio transactions and the investment activities of the Fund are properly characterized as investment expenses and not annual ordinary operating expenses.  As a result, the Board concluded that transaction costs such as dividends on securities sold short and interest expenses (in connection with short sales of securities and other permitted Fund borrowings, if any) should be excluded from the Expense Cap calculation.

Currently, section (c) of Article III of the Management Agreement also includes references to expense limitations applicable to the Fund imposed by applicable state securities laws.  The Fund is no longer subject to any expense limitations imposed by state securities laws; since the enactment of the National Securities Markets Improvement Act (“NSMIA”) in 1996, state regulators no longer have the jurisdiction to impose such requirements.

For purposes of clarity, the Board is proposing to amend section (c) of Article III of the Management Agreement to expressly exclude from the Expense Cap all expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, brokerage commissions, interest expenses and dividend expenses on securities sold short; and to remove the references to expense limitations imposed by state securities laws, which are no longer applicable to the Fund.

Currently, section (c) of Article III of the Management Agreement is as follows:

(c) Expense Limitations. In the event the operating expenses of the Fund, including amounts payable to the Manager pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Manager shall reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any distribution, interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Manager’s fee shall be applicable. Should no state expense limitation be applicable to the Fund, the Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

The Proposed Amendment would replace the foregoing paragraph in its entirety with the following new provision:

(c) Expense Limitations.  The Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short and brokerage commissions) and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

The remainder of the Management Agreement would remain the same. The entirety of the Proposed Amendment is attached hereto as Exhibit B.

Board Considerations.

In evaluating the approval of the Proposed Amendment, the Board considered all information that the Board deemed reasonably necessary. The principal areas of review were (1) the relevant language of the Expense Cap and the Management Agreement; (2) the nature of transaction costs associated with short sales, such as interest and dividend expenses on securities sold short, and the view of the Fund’s auditors and the mutual fund industry that such expenses are properly characterized as investment expenses and not ordinary operating expenses; (3) the potential effects of including such transaction costs in the Expense Cap; and (4) the intention of the Manager and the Board in implementing the Expense Cap at the Fund’s inception.  These matters were considered by the Board and the Independent Directors at the Board’s June 18, 2008 and June 26, 2008 meetings.

At its June meetings, the Board considered various facts to conclude that the Expense Cap was not intended to include portfolio transaction costs and expenses related to the Fund’s investment activities.  First, the Board focused on the “ordinary operating expenses” language of the Expense Cap.  The Board determined that expenses related to the Fund’s investment activities such as interest and dividend expense on securities sold short are not “ordinary operating expenses.”  The Board concluded that “ordinary operating expenses” are expenses such as accounting, auditing, legal, custody, administration, transfer agency, and registration fees and expenses, but not expenses related to investment activities or portfolio transactions.  The Board also noted that for contractual purposes interest and dividend expense on securities sold short was akin or analogous to brokerage commissions, the amount of which varies directly in relation to the Fund’s investment activities.  With respect to interest expense, the Board noted that although it does not currently do so, the Fund is permitted to borrow money in certain circumstances, including to maintain liquidity to make payments for redemptions of Fund shares, for temporary emergency purposes or for other purposes, and that any interest expense associated with such borrowings should also be considered as expenses related to the Fund’s investment activities and therefore should be excluded from the Expense Cap.

The Board considered that, although the Fund is obligated to record the payment of interest and dividends on securities sold short as expenses on its financial statements, such expenses are widely considered in the mutual fund industry to be portfolio transaction costs associated with the investment of a fund’s assets and the fulfillment of a fund’s stated investment objectives and strategies, such as brokerage commissions paid with respect to trades of portfolio securities. In fact, the Board noted that mutual fund ranking services exclude dividend expense on securities sold short when reporting on fund expense ratios. The Board also noted that other funds that engage in short sales of securities and are subject to expense caps expressly exclude interest and dividend expenses on securities sold short from those expense caps, as disclosed in the prospectuses of those funds.

The Board also considered that it would be detrimental to the Fund and inconsistent with its investment objectives and strategies for the Manager to consider anything other than investment merit and the interest of the Fund and its shareholders in making portfolio decisions as it might do if it could be subject to a reimbursement obligation for exceeding the Expense Cap as a result of short sale transactions.  The Board noted also that the Fund could in fact pay higher trading costs in that situation as the Manager may simply choose to close out short positions before the ex-dividend date for a security (thereby avoiding the dividend expense) only to re-establish the position the following day.  In considering the potential effects of including transaction costs such as interest and dividend expenses in the Expense Cap, the Board noted the performance of the Fund, the attribution of a significant portion of that performance to the Manager’s short sales, and that short sales are a key strategy to keep the Fund’s risk profile low relative to the overall market.  The Board noted that if such transaction costs associated with short sales of securities were included (or if it was alleged that such expenses should be included) in the Expense Cap, the Manager would be incentivized to limit the amount of future short sales undertaken by the Fund, or to close out the Fund’s short sale transactions prior to the payment of dividends with respect to the securities sold short, either of which could adversely affect the Fund’s performance returns and be inconsistent with the Fund’s investment objectives.

Finally, the Board noted that the Management Agreement was originally entered into by the Manager and the Fund as of November 16, 1993.  At that time, the Fund invested only in long positions in securities and did not engage in short sales.  The Fund began selling securities short on May 2, 1994.  Because the Fund did not engage in short sales of securities at the time the Management Agreement was drafted, transaction expenses on securities sold short simply were not specifically addressed or contemplated.  The Board agreed that, given the nature of such expenses, the language of the Management Agreement with respect to the Fund’s responsibility for expenses of portfolio transactions and the other matters discussed above, had this issue been recognized and addressed at that time, the Management Agreement would have been more specific about what constituted investment and operating expenses and specifically excluded transaction costs such as dividend expenses from securities sold short and interest from the Expense Cap.

After considering the foregoing factors, the Board concluded that excluding expenses related to the execution of portfolio transactions and the investment activities of the Fund, including dividend expenses on securities sold short and interest, from the Expense Cap is in the best interests of the Fund and its shareholders.

Accordingly, the Board resolved to submit the Proposed Amendment to the shareholders for approval and adoption.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

VOTE REQUIRED

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that Proposal 1 must be approved by (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities of the Fund, whichever is less. Each outstanding share of the Fund is entitled to one vote per share, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote.

EFFECT IF PROPOSAL NOT APPROVED

The proposal for the approval of the Proposed Amendment to the Management Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. If the proposal to approve the Proposed Amendment to the Management Agreement is not approved, the Management Agreement shall remain unchanged and continue in effect so long as it continues to be approved annually by a majority of the Fund’s Independent Directors.  However, the legal uncertainty surrounding perceived risk by the Manager with respect to such an interpretation could cause the Manager to change the number, amount and timing of short positions for the Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund may reimburse broker-dealers and others, if applicable, for their reasonable expenses, if any, in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, electronic mail, telephone, telegraph or personal interview by officers of the Fund and the Manager.  ______________ has been hired to assist in the proxy solicitation. Estimated proxy solicitation expenses total approximately $_______.

Shareholder Proposals. As a Maryland corporation, the Fund does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Fund’s next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Fund begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of Securities and Exchange Commission (“SEC”) Rule 14a-8 will be considered untimely if not received within a reasonable time before the Fund mails its proxy materials for the current year.

Shareholder Communications With Directors. Shareholders who wish to communicate with the Board or individual Directors should write to the Board or the particular Director in care of the Fund, at the offices of the Fund. All communications will be forwarded directly to the Board or the individual Director.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Fund does not have a policy requiring Directors to attend shareholder meetings.

Reports to Shareholders. The Fund’s Statement of Additional Information, as well as the Fund’s most recent Annual Report to Shareholders may be obtained without charge by calling 1-800-237-7073, mailing a request to: The Caldwell & Orkin Funds, Inc., 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092 or visiting the Fund’s website at www.caldwellorkin.com.

Voting Rights. Shareholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to shareholders at the special meeting. The Fund has one class of common stock, which has a par value of $0.10 per share. On the Record Date, there were approximately ____________________ shares outstanding.

If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the special meeting in the same manner that proxies voted by mail may be revoked.

In tallying shareholder votes, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees where (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but will not be included in determining votes for or against a proposal. As a result, abstentions and broker non-votes will be a vote against any proposal where the required vote is a percentage of the shares outstanding. Therefore, with respect to Proposal 1, abstentions and broker non-votes have the effect of a vote “against” such proposal.

Quorum; Adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS
SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A

MANAGEMENT AGREEMENT

     AGREEMENT made this 16th day of November, 1993, by and between The Caldwell & Orkin Aggressive Growth Fund (hereinafter referred to as the “Fund”) of The Caldwell & Orkin Funds, Inc., a Maryland corporation (hereinafter referred to as the “Company’) and C&O FUNDS ADVISOR, INC., a Georgia corporation (hereinafter referred to as the “Manager”).

WITNESSETH:

     WHEREAS, the Company is engaged in business as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”); and

     WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Company, on behalf of the Fund, and the Manager hereby agree as follows:

ARTICLE I

Duties of the Manager

     The Company hereby employs the Manager to act as the manager and investment adviser of the Fund and to furnish the management and investment advisory services described below, subject to the supervision of the Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

     (a) Management Services. The Manager shall perform (or arrange for the performance by its affiliates or such other persons as the Manager may determine from time to time) the management and administrative services necessary for the operation of the Fund, including, without limitation, processing shareholder orders, administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Company, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, to the extent requested by the Company or the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder service agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall make reports to the Board of Directors of the Company of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

     (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests or cash, subject always to the restrictions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objectives, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the “Prospectus” and “Statement of Additional Information,” respectively). The Manager shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities shall be exercised. Should the Board of Directors of the Company at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund’s account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. With respect to execution of transactions for the Fund, the Manager shall place all orders for the purchase or sale of portfolio securities with brokers or dealers selected by the Manager. In connection with the selection of such broken or dealers and the placing of such orders, the Manager is directed at all times to obtain for the Fund the most favorable execution and price; after fulfilling this primary requirement of obtaining the most favorable execution and price, the Manager is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to the Manager. Receipt by the Manager of any such statistical or other information and services should not be deemed to give rise to any requirement for abatement of the advisory fee payable pursuant to Article III hereof. The Manager may follow a policy of considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

ARTICLE II

Allocation of Charges and Expenses

     (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Company and all directors of the Company who are affiliated persons of the Manager.

     (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses incurred by the Fund’s Distributor), including, without limitation: redemption expenses, taxes, expenses of portfolio transactions, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian and transfer agent, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It is also understood that the Fund will reimburse the Manager for its costs in providing accounting services to the Fund.

ARTICLE III

Compensation of the Manager

     (a) Management Fee. For the services rendered under Article I above, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager monthly compensation at an annual rate, which will vary according to the assets of the Fund. Such annual rate will be determined as follows: (i) 0.90% of the average daily net assets up to $100 million; (ii) 0.80% of the average daily net assets in excess of $100 million but not more than $200 million; (iii) 0.70% of the average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; and (iv) 0.50% of the average daily net assets in excess of $500 million. Said annual rate will be calculated as hereinafter set forth, commencing on the day following effectiveness hereof. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly in accordance with this article and by applying the applicable percentage component of the annual rate as set forth above to the average daily net assets of the Fund determined as of each business day and adding to that amount any applicable fixed sum amount as set forth above. If the Agreement becomes effective subsequent to the first day of the month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in an amount consistent with the calculation of fees as set forth above. Subject to the provisions of subsection (b) and (c) hereof, payment of the Manager’s compensation for the proceeding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) and (c) hereof.

     (b) Notwithstanding anything to the contrary in this Article III, the Manager hereby agrees to waive 0.40% of its compensation under subsection (a) hereof until February, 1994 and 0.20% until February, 1995.

     (c) Expense Limitations. In the event the operating expenses of the Fund, including amounts payable to the Manager pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Manager shall reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any distribution, interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Manager’s fee shall be applicable. Should no state expense limitation be applicable to the Fund, the Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

ARTICLE IV

Limitation of Liability of the Manager

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Manager” shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager and such affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which the Company or the Fund may have under applicable federal or state laws.

ARTICLE V

Activities of the Manager

     The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager being free to render services to others. It is understood that directors, officers, employees and shareholders of’ the Fund are or may become interested in the Manager, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Manager are or may become similarly interested in the Fund, and that the Manager may become interested in the Fund as shareholder or otherwise.

ARTICLE VI

Compliance with Laws

     The Manager will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act, the Investment Advisers Act of 1940, as amended, and all rules and regulations duly promulgated under the foregoing.

ARTICLE VII

Severability

     Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

ARTICLE VIII

Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until November 15, 1995, and thereafter but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on fourteen days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE IX

Amendments of this Agreement

     As to any material provision of this Agreement, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party, cast in person at meeting called for the purpose of voting on such approval.

ARTICLE X

Definitions of Certain Terms

     The terms “vote of a majority of the outstanding voting securities,” “assignment, “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

ARTICLE XI

Governing Law

     This Agreement shall be construed in accordance with laws of the State of Georgia and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Georgia, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

CALDWELL & ORKIN AGGRESSIVE GROWTH FUND of THE CALDWELL & ORKIN FUNDS, INC.

By: The Caldwell & Orkin Funds, Inc.

By: Its:	/s/ Michael B. Orkin President

By:	/s/ Mark F. Moots, Jr.
Its:	Treasurer & Principal Accounting Officer

C&O FUNDS ADVISOR, INC.

By: Its:	/s/ Michael B. Orkin President

By:	/s/ M. Rainey Rembert
Its:	Secretary

AMENDMENT NO. 1 TO THE MANAGEMENT AGREEMENT

     Article II of that certain Management Agreement, dated as of November 16, 1993, by and between The Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc. (the “Company”) and C&O Funds Advisor, Inc. (the “Manager”) (the “Management Agreement”) shall be amended as of this 4th day of October 2006, as follows:

Section (a) of Article II of the Management Agreement is hereby deleted in its entirety and restated as follows:

(a) The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Company and all Directors of the Company who are affiliated persons of the Manager. Notwithstanding the foregoing, the Board of Directors of the Company shall be authorized to pay out of the assets of the Company such compensation to the chief compliance officer of the Company as the Board of Directors shall deem appropriate from time to time, whether or not the chief compliance officer is an affiliated person of the Manager.

     This Amendment No. 1 to the Management Agreement will be adopted if and when it is approved by the shareholders of the Fund pursuant to the Annual Shareholder Meeting that will occur on October 4, 2006.

Exhibit B
Proposed Amendment

AMENDMENT NO. 2 TO THE MANAGEMENT AGREEMENT

     Article III of that certain Management Agreement, dated as of November 16, 1993, as amended as of October 4, 2006, by and between The Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc. (the “Company”) and C&O Funds Advisor, Inc. (the “Manager”) (the “Management Agreement”) shall be amended as of this __ day of ____________ 2008, as follows:

Section (c) of Article III of the Management Agreement is hereby deleted in its entirety and restated as follows:

(c) Expense Limitations.  The Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short and brokerage commissions) and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

     This Amendment No. 2 to the Management Agreement will be adopted if and when it is approved by the shareholders of the Fund pursuant to the Special Shareholder Meeting that will occur on ____________, 2008.

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-800-690-6903
OR LOG ON TO www.Proxyvote.com
IF YOU VOTE BY PHONE OR INTERNET,
PLEASE DO NOT RETURN YOUR PROXY CARD(S).
IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, PLEASE INDICATE
ON REVERSE SIDE AND RETURN YOUR CARD IN THE ENCLOSED ENVELOPE.
[Please fold and detach card at perforation before mailing]

PROXY SOLICITED FOR SPECIAL MEETING
OF SHAREHOLDERS OF
THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
_________, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, revoking previous instructions, hereby appoints Michael B. Orkin and William C. Horne, and each of them, with full power of substitution and revocation, as proxies, to vote all shares of common stock of the Caldwell & Orkin Market Opportunity Fund (the “Fund”) that the undersigned would be entitled to vote if at the Special Meeting of Shareholders of the Fund, and at any and all adjournments thereof, upon the matters described in the Notice of Special Meeting and Proxy Statement. The Meeting will be held at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092, on _________, 2008, at ______, Eastern Time, or at such other place and/or time as the Board of Directors may determine in order to accommodate any significant increase in anticipated attendance at the Meeting. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Fund not less than 10 days prior to the Meeting. The proxies named above are directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN, DATE AND PROPERLY MAIL THIS VOTING INSTRUCTION IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
Date: __________________________, 2008

This voting instruction shall be signed exactly as your name(s) appear hereon. If attorney, executor, guardian or in some other capacity or as an officer of a corporation, please state capacity or title as such. If more than one name appears, all must sign.

Signature

Signature (joint owners)

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This Voting Instruction Form, when properly executed, will be voted in accordance with the instructions marked below by the undersigned. In the absence of contrary instructions, this Form will be voted FOR the proposals.
The following are the general rules for signing proxy cards to avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
1.	Proposal to approve the Proposed Amendment to the Management Agreement of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON:      ☐